UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 31, 2016

Bay Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-23090	52-1660951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7151 Columbia Gateway Drive, Suite A, Columbia, MD 21046
(Address of Principal Executive Offices) (Zip Code)

(410) 737-7401
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

            On May 31, 2016, Bay Bancorp, Inc. (“Bay”), the savings and loan holding company of Bay Bank, FSB (“Bay Bank”), and Hopkins Bancorp, Inc. (“Hopkins”), the savings and loan holding company of Hopkins Federal Savings Bank (“Hopkins Bank”), issued a press release to announce their receipt of all regulatory approvals necessary to consummate the merger of Hopkins with and into Bay, with Bay as the surviving savings and loan holding company (the “Parent Merger”), the related merger of Hopkins Bank with and into Bay Bank, with Bay Bank as the surviving federal savings bank, and all transactions contemplated thereby (collectively, the “Merger”).  A copy of the press release is filed herewith as Exhibit 99.1.

            The parties’ receipt of the foregoing regulatory approvals is one of several conditions precedent to the closing of the Merger set forth in the Agreement and Plan of Merger, dated as of December 18, 2015, by and among Bay, Hopkins and Alvin M. Lapidus, as amended to date (the “Parent Agreement”), and the Plan of Merger, dated as of December 18, 2015, by and between Hopkins Bank and Bay Bank, as amended to date (the “Bank Agreement”).  Among other conditions, the stockholders of Hopkins must approve the Merger by the vote required by Maryland law.  Accordingly, although Bay anticipates that the Merger will close on or prior to June 30, 2016, no assurance can be given with respect thereto.

            Copies of the Parent Agreement and the Bank Agreement, along with summaries of the material terms thereof, may be found in Bay’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 21, 2015 and February 5, 2016, and the foregoing discussion relating to the conditions to closing is qualified in its entirety by reference to the terms thereof.

            This communication is being made in respect of the Parent Merger.  Hopkins will mail or otherwise provide to its stockholders a proxy statement regarding the Parent Merger.  Stockholders of Hopkins are urged to read the proxy statement regarding the Parent Merger in its entirety when it becomes available and any information or documents that Bay may file with the SEC, including any information and documents incorporated therein by reference, because they will contain important information about the Merger.  This report does not constitute an offer of any securities for sale.

Item 9.01. Financial Statements and Exhibits.

            (d)       Exhibits.

            The exhibits furnished with this report are listed in the Exhibit Index which immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bay Bancorp, Inc.

Date: May 31, 2016	By:	/s/ Joseph J. Thomas
Name: Joseph J. Thomas
Title: President & CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 31, 2016 (filed herewith)